UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21901

Alpine Global Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 - April 30, 2013

Item 1: Shareholder Report

Global Dynamic Dividend Fund

April 30,

2013

Semi-Annual Report

Alpine View
April 30, 2013 (Unaudited)

Dear Shareholders:

Over the past six months, capital markets have been induced by cheap money into following the “hope” trade. The ‘hope’ is that global central bank stimuli will continue to drive demand for stocks, bonds and alternative investments, allowing for continued balance sheet recapitalization and debt cost reduction until the onset of meaningful job and income growth kicks in. Nevertheless, if the markets are broadly heeding the call of ‘don’t fight the Fed (Federal Reserve)’, an increasing number of market participants are focusing on the potential impact of an eventual unwinding of this global pump priming with considerable trepidation. For example, if the Fed ‘tapers’ the amount of its asset buying program known as quantitative easing (QE), will this be akin to setting a raft adrift in mid-ocean, or will they only do so when land is visible, when employment and economic growth have been sustained? We just learned that the Fed will keep some assets bought under QE ($3.5 trillion to date) on its balance sheet until the bonds mature. While speculating on when, how quickly, and on what scale, the Fed divests fills considerable time on CNBC, it is really just another set of data points in setting investment policy.

These as yet uncertain outcomes are already being partly discounted by the market, potentially years in advance. Perhaps such concerns will continue to create a waltz-like pattern of returns, advancing two steps forward for each move sideways or back, a pattern some call “climbing a wall of worry.” This typically occurs when the market has yet to embrace a trend, despite overall positive sentiment. While at times the ensuing volatility is unsettling, this trend limits excess exuberance.

Alpine believes that all of the world’s major central banks will gradually join the fight against potential deflation, brought on by debt repayment and deleveraging at a time of slow growth which is characterized by moderating consumer demand. However, without the conventional push of fiscal stimulus working in tandem with monetary easing, the recovery from the Great Recession has been anemic. This has been reflected in the velocity of global monetary growth, which already slow, has been declining over the past year. Instead, global growth has moderated while we hope for a job creating economic recovery fueled by pent up consumer demand and expansionary corporate capex. Over time, such a rise in activity would hopefully launch a self-sustaining surge in corporate profits and equity market expansion which would offset the negative impact of rising bond yields. If this occurs, it is more likely that other factors or even global events, financial or otherwise, would temper such an optimistic scenario. Nonetheless, we should be able to bank on the Fed’s own statement “...that a highly accommodative stance ... will remain appropriate for a considerable time after the asset purchase program ends and the economic recovery strengthens.” The Fed has stated that the Fed-Funds rate is not projected to rise until 2015, leading us to project limited increases in long rates for the next few years with 10-year U.S. Treasury yields fluctuating around the average of the past five years centered at 2.78%. Some fear that this could prove inflationary over time, and we believe this is precisely what the Fed is in fact targeting.

Historical Precedents for Stimulus

Historically, government intervention via monetary and fiscal policy tools has induced both economic slowdowns and surges. Former Fed Governor Paul Volker squeezed inflationary expectations and pressures out of the U.S. financial system, inducing the recession of 1981-82 through a highly restrictive monetary policy. The subsequent “Reagan recovery” used massive tax and fiscal stimulus to drive the economy forward. However, lax regulation and continued monetary stimulus following 1987’s “Black Monday” stock market crash led to the excesses and bust of the Savings & Loan industry in 1989-90.

After the S&L crisis of 1990, our economy was rebooted and rallied in the aftermath of the “Desert Storm” campaign to contain Iraq. By mid-decade, we enjoyed a great surge in growth, job expansion and family wealth creation throughout the U.S., pulling along much of the world over a prolonged recovery. Innovation and internet expansion were further fueled by easy money (leading up to Y2K), which ended with the collapse of the internet bubble in 2000. After the tragedy of “9/11”, this millennium’s first decade endured a bad experience of “guns and butter” stimulus through draining wars, tax cuts and uncontrolled financial excesses. This set up a roller coaster ride, first down and then way up, without functional brakes, before crashing in 2008.

Alas, this near systemic meltdown has required an extended period of adjustment, absorption, and/or rationalization of excesses, in the form of jobs, businesses, corporate spending, and inevitably, government tax receipts and spending. In essence, the credit based capital delivery system was broken, perhaps beyond repair, but the collective response has not been to redesign and build anew. Instead, we cut back the weak branches but have not fed or fertilized the plant, providing only a steady drip for life support. This period of downsizing has been supported by central bankers around the world who have pumped capital into the global financial system in order to stabilize markets, support weak bank balance sheets until they can become healthy, and moderate the impact of slow economic growth on unemployment.

Must There be An Era of Austerity?

The product of monetary stimulus over the past four and one-half years is a modest recovery in the U.S., new hope for recovery in Japan, a stable if somewhat slower China, and a still weak, if not further receding European economy. Notably, all of the major global economies withdrew or significantly reduced their fiscal stimulus following the initial stabilization efforts after the desperate days of 2008 and 2009. This is in contrast with the historic patterns of prior recessionary periods in the U.S., such as 1981-1982, or 1990-1991, when there were rising levels of aggregate fiscal stimulus for extended periods of two to three years. That is, historically our Government either extended tax relief, program support and/or made direct investments to foster economic activity over a sustained period of time. This time, substantial monetary and fiscal stimulus during 2009 was not extended amidst fears that higher Government debt would further strain weak GDP levels in an economy already

Semi-Annual Report (Unaudited) | April 30, 2013	1

Alpine View
April 30, 2013 (Unaudited)

straining against an aging demographic profile with higher future costs. The prospect of higher debt burdens just as many faced retirement was not politically palatable. However, unlike past recoveries which typically took hold a few years after recession ended, the significant short term erosion of tax receipts due to lower taxable sales and earnings, had made annual fiscal deficits appear much higher than the long term trend.

Now, it appears that prospective deficits are smaller than some feared, just as fiscal policy paralysis set in, compounded by election cycles around the world. In fact, the confluence of strong current positions of politically and fiscally conservative parties in power across many key countries led to the imposition of virtual, if not outright, austerity beginning in 2010 and extending throughout Europe and North America. Many believe that the impact of sequestration in the U.S. will slow our economy, notably in the second quarter, limiting the prior period’s buildup. However, we now see an alternative emerging, perhaps out of desperation. A very bold, and potentially very powerful economic experiment is underway in Japan. If Japan’s experiment fails, it will become yet another drag to economic growth (albeit at 7% of global GDP, no longer large enough to be catastrophic). If it succeeds in fostering a dynamic level of economic activity, however, the rest of the world may follow suit.

Japan can be viewed as the progenitor of the recent decade’s debt fueled bubble economics and, perhaps, is an example of how bad things can get if they are not handled correctly. Japan has muddled through a period of extended wealth depreciation, asset deflation and debt expansion since its stock market peaked in 1990. This predicament has evolved by alternating between ineffectual austerity programs and inadequate stimulus packages. The recently elected President, Shinzaro Abe, has reshuffled the Bank of Japan and the Finance Ministry to push quantitative easing on a relative scale of three-fold what our Fed has done. Of perhaps greater impact, Abe will seek a parliamentary victory this summer as a mandate for creating fiscal and structural economic reforms. If indeed there are material reforms, there is a possibility that Japan can restart a new period of economic growth with a more dynamic economy. This could happen despite demographic constraints, the world’s highest government debt to GDP ratio (in excess of 200% or over 400% when corporate and household debt are included) and a history of negative consumer and investor sentiment.

Our View: Fiscal Stimulus Has Already Had Success Here

In October 2008, President Bush signed the legislation creating the $700 billion Troubled Asset Relief Program (TARP), which was used initially to help keep AIG, Citigroup and Bank of America afloat, and later provided much needed assistance (which President Obama augmented) to Chrysler and General Motors (GM). On June 6, both GM and AIG rejoined the S&P 500, a triumphant (if symbolic) victory since their near collapse some five years ago. And as unthinkable as it was five years ago, the taxpayers have turned a profit on the AIG deal. Later, the Obama administration provided stimulus via loans through the Department of Energy to green tech entrepreneurs like Solyndra and Tesla Motors. And while the Solyndra bankruptcy was a politically embarrassing poor investment, it turns out that Tesla was a pretty good one, having recently raised capital to pay the government back – nine years ahead of schedule. It’s worth noting that cars being made in the U.S., relative to foreign competitors, are now widely judged as comparable in terms of quality and value for the first time in a generation. Also, it is significant that Consumer Reports gave the Tesla ‘S’ its highest score of any car since a top of the line Lexus in 2008. Pretty impressive for a new company!

Obama’s 2009 stimulus package also offered investments beyond “shovel-ready” projects, such as advanced manufacturing tax credits for clean energy that went to approximately 200 U.S. factories, with significant results. To provide one example, in 2008, approximately 80% of the average U.S. wind turbine was made of imported parts. But after the stimulus created these factories that make one or several of the 8,000 parts that go into a turbine, the percentage of imported parts has dropped to 40%. In some ways, this is not very different than when the government subsidizes oil well drilling, or private equity investments by allowing deferred payback of gains or carrying losses on poor investments to offset future gains from productive ones. All of this suggests that stimulus investing could be beneficial in retaining jobs for the short run and aiding the growth of new businesses in the medium to long run.

What Should We Do Next?

In the U.S., we can take pride not only in the quality of our new cars but also in the fact that we still have the most significant economy in the world. Over time, our banks’ balance sheets and business models have become more stable, while economic output and household and corporate balance sheets are stronger than they were before the bust. As a result, the U.S. consumer is recovering confidence and household net worth is again growing now that housing prices are returning to long term trend levels. It does not hurt that the potential realization of huge oil and gas reserves through improved extraction technology promises energy cost advantages for the U.S. over the next generation, although its initial benefits have yet been barely realized. Indeed, in 2008 “drill baby drill” became a rallying cry that ultimately was more political inspiration than economic necessity. Perhaps today a more beneficial and promising slogan should be “build baby build”. To realize this energy wealth, we believe we need to build pipelines and transportation systems that are secure from storms, hackers or other forms of attack. We also believe that we need refineries, fertilizer plants, and environmental control procedures that are state of the art. Pressure is intensifying to rebuild those under-maintained bridges and roads upon which our interstate commerce is dependent and rebuild or expand regional rail networks for commuters. It is our opinion that we need to enhance our water treatment and distribution plants, and to take our above-ground electric and telephone utility wires underground before too many hurricanes, tornados or mudslides force us to continually rebuild them. Major ports of entry into the country, be they by air or sea, for people or freight, should be upgraded to a level commensurate with the stature of our economy. We feel these efforts would not only create much needed engineering and construction jobs now, but would be

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Alpine View
April 30, 2013 (Unaudited)

investments that could have meaningful returns over many years. That is just what we did with the interstate highway system and the GPS navigation system, both of which were created by government, and have dramatically aided industry, consumption, and individual use. The myriad of benefits over the years, including job creation and a generation of strong returns, probably sounds like a good investment to most people.

It is often said that the 1944 GI bill, with its low cost mortgages, business loans and tuition assistance, created the middle class. Well, another level of investment that should be made is for our soldiers returning from active deployment and desirous of further service, training or perhaps advanced education, but who are unable to access these for various reasons. The payback as illustrated by the unemployment data is quite stark in the disparity between those with a college degree (-3.9%) versus those without a secondary degree (-11.65%). So beyond further assistance, perhaps we should strengthen an independent Coast Guard, rebuild the Park Service, expand the Job Corps, and institutionalize technical training more broadly. Here the payback will not be as quick and the monetary returns will be partially indirect, but it is a worthy undertaking if we can lower prison populations, reduce alcoholism or drug dependency, and host fewer homeless people in emergency rooms.

What Could This Mean for Markets?

So what does this mean for stock investing? Money is still flowing into the U.S. to invest, which should strengthen the dollar over time and keep inflation in this country low while also supporting our bond and equity markets. The U.S., U.K. and Japan have all adopted quantitative easing strategies and it is likely that the Europeans will probably do so within the next three to six months, depending upon unemployment rates and contested German elections in September. In recent months, European equities and bonds have traded well in response to stabilization efforts, and in anticipation of funds flowing out of Japanese debt markets in a global search of higher yields. While Italian and Spanish 10-year debt trades at yields of 3.88% and 4.11% respectively, this is a big spread over Japanese bonds at 0.88%, or even U.S. bonds at 1.64% (Bloomberg, May 1st). If the European Central Bank (ECB) also undertakes quantitative easing before year end, we believe that the global equity rally may continue and sustain current trends well into 2014.

The big test will be whether the global economy shows increased prospects for gradual expansion into 2015. We believe a major wild card will be whether Japan undertakes meaningful fiscal and structural reforms as well as direct stimulus of the economy to help boost business and consumer demand. This means no more bridges to nowhere, but practical and impactful investments which create jobs and provide a return on invested capital that appeals to global investors. It will require streamlining regulations and revamping or redefining bureaucracies. It is possible that Japan could become a model for other countries to follow. Such a scenario suggests a meaningful and robust economic climate could unfold for an extended period of time. While prudence suggests that one should rarely bet on the most optimistic scenario, it has often been the case that great challenges set the stage for positive change and new opportunity.

Alpine believes that the forces for change are stronger than those of complacency and the status quo. High unemployment led to the street riots in Tunisia, which set off the Jasmine Revolution in the Middle East two years ago, and today we find youth unemployment in Spain and Greece is over 55%, over 30% in Ireland, 33% in Italy, 26% in France, and even 20% in the U.K. Historically, civilizations either adapt and survive when one crisis begets another, or they perish.

The globalization of labor, ideas and capital has dramatically shifted the landscape over the past 50 years, yet the organization and operational structure of many of our institutions often dates back 50 years. In that time, demographic profiles have changed dramatically within countries and between regions. In similar fashion, economic powers are shifting as industries expand and contract across countries and regions. Now, with the advent of rapid mass mobile communications, more people know what they want and have the means to figure out how to get it. All of this increases the odds that the flashpoint which unleashes change could come from unlikely places.

Could the last ‘Bubble Economy’ of the Twentieth Century be the first economy to shift from deflation to inflation and show the rest of us how to reignite growth? We are hopeful that if Japan sets a successful model for fiscal and structural reform and stimulus, other countries will follow. If not Japan, we firmly believe that another protagonist will emerge.

We thank you for your support and interest.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letter for risks specific to that fund.

This letter and the letter that follows represent the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Capex (aka Capitalization Expenditure) are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. This type of outlay is made by companies to maintain or increase the scope of their operations.

This is a closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2013	3

Manager Commentary
April 30, 2013 (Unaudited)

Dear Investor:

In the six-month period ended April 30, 2013, the net asset value of Alpine Global Dynamic Dividend Fund (“AGD”) generated a total return of 11.19% and a -10.75% return on the market price of AGD. Our benchmark, the MSCI All Country World Index Gross USD, had a total return of 13.72%. All returns include reinvestment of all distributions. On December 13, 2012, we were named co-portfolio managers of AGD. From that date until April 30, 2013, the total return of the net asset value of AGD was 10.76% and the market price return for the same period was -4.67% versus the benchmark return of 10.73%. All returns include reinvestment of all distributions. The Fund distributed $0.301 per share during the period.

The Fund’s investment objectives remain the same – to seek high current dividend income, a majority of which is intended to be qualified dividend income, and secondarily, long-term growth of capital. As previously announced in January, 2013, we reduced the distribution rate during the period to align the Fund’s distribution rate with our assessment of its long-term return potential as well as our projected levels of dividend income available to the Fund and to provide the Fund more flexibility to seek capital appreciation.

Performance Drivers

Over the past six months, the stock market marched higher due to a number of factors including highly accommodative global monetary policy, improving macroeconomic indicators, bullish sentiment and inflows into equity-oriented mutual funds and exchange-traded funds. Although economic growth has been slow by historical standards, the central banks’ policies have helped fuel the stock market rally. Government interventions such as quantitative easing in the United States, the launch of the long-term refinancing operations (“LTRO”) in Europe by the European Central Bank and the Bank of Japan’s aggressive stimulus policy have put significant downward pressure on yields of a wide variety of fixed-income investments. As a result, we believe equities may become a favored asset class among market participants. We have hedged a portion of our currency exposures to the Swiss Franc, Japanese Yen and British Pound.

For the six-month period, on a relative basis, the industrials and telecommunications sectors had the greatest positive effect on the Fund’s total return. In the industrials sector, the Fund benefited from its exposure to companies that had a specific catalyst such as a new CEO at Canadian Pacific, and a successful debt refinancing at R.R. Donnelley. In the telecom sector, the Fund benefited primarily from its overweight in Verizon and Vodafone, which outperformed on speculation that Verizon would purchase Vodafone’s 45% stake in the joint venture Verizon Wireless, potentially unlocking significant value for both companies. Consumer discretionary and information technology were the sectors that had the greatest negative effect on total return. The Fund was adversely impacted by its exposure to companies in the consumer discretionary sector that were directly impacted by the hike in payroll taxes, colder-than-normal weather in the spring, and persistently high gasoline prices in the United States.

In the information technology sector, the Fund underperformed due primarily to its overweight in Apple, which experienced margin pressure amidst increasing competition in smart phones.

Portfolio Analysis

The top five contributors to the Fund’s performance for the six-month period ended April 30, 2013 based on contribution to total return were Canadian Pacific Railway Ltd. (36.13%), R.R. Donnelley & Sons Co. (30.77%), Amcor Ltd. (27.97%), HollyFrontier Corp. (32.34%), and Vodafone Group PLC (21.22%).

Canadian Pacific Railway (average weight 1.49%) was a top-performing stock for the period as the new CEO, Hunter Harrison’s efforts to restructure the railway began to bear fruit, and the company reported its highest first quarter earnings results in history. The restructuring has included headcount reduction, running more efficient (longer) trains, and a fuel conservation strategy. These changes have been implemented faster than the original timetable set out by the new management team.

R.R. Donnelley & Sons (average weight 0.70%) outperformed during the period despite weakness in the printing business. Increased revenue in their logistics segment partially offset lower printing revenue worldwide, and extending debt maturities allayed fears about the security of the dividend. Strong cash flow expected by management this year along with limited capital expenditure needs is also encouraging.

Amcor Ltd. (average weight 1.60%) is a global packaging company based in Australia with a broad range of products including rigid plastic and glass bottles, boxes, cartons, cans, and flexible plastic films. Amcor’s outperformance during the six-month period ended April 30, 2013 can be attributed to its strong organic growth fueled by a growing presence in emerging markets, its successful integration of accretive acquisitions including Ball Packaging and Aperio, and its commitment to return cash to shareholders through an above-market yield.

HollyFrontier Corp. (average weight 1.42%) created by the 2011 merger of Holly and Frontier Oil, is one of the most profitable refining companies in North America. The company has been among the most significant beneficiaries of the widening spreads between crude oil-based inputs and refined product outputs that have arisen from the strong production growth of oil in North America and the insufficient pipeline capacity to transport that oil from the mid-continent to the coastal markets. HollyFrontier’s outperformance is also a result of its generous dividend policy, with quarterly special dividends enhancing its yield.

Vodafone (average weight 1.83%) is a multinational telecommunications company. The stock outperformed during the period due to speculation that the company will sell its stake in Verizon Wireless to Verizon Communications, potentially unlocking significant shareholder value in the process. Vodafone currently owns a 45% stake in the joint venture.

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Manager Commentary
April 30, 2013 (Unaudited)

The following companies had the largest adverse impact on the performance of the Fund based on contribution to return for the six-month period ended April 30, 2013: Apple Inc. (-24.85%), Tronox Ltd. (-25.33%), Freeport-McMoran Copper & Gold Inc. (-20.15%), Petrofac Ltd. (-15.37%) and Kia Motors Corp. (-17.85%).

Apple (average weight 2.26%) underperformed during the period as its industry-leading operating margins came under pressure with intensified competition in smart phones. The negative earnings revisions by Wall Street analysts during the period also hurt the performance of the stock. In addition, investors have been concerned that Apple has lost its cachet as an innovator. Conversely, Apple has generated goodwill by returning some of its enormous cash hoard to shareholders via increased dividends and share buybacks.

Tronox (average weight 0.09%) is the only vertically-integrated producer of titanium dioxide (TiO2), a whitening/brightening pigment used in paints, plastics, paper, sunscreen and food coloring (with no effective substitutes). Due to an extended destocking period in China and weak end markets in Europe, the Board of Tronox decided to cancel the special dividend which as this was the basis of the Fund’s investment in the stock, we sold the position.

Freeport-McMoRan Copper & Gold (average weight 0.38%) is the second largest copper producer in the world behind Chile’s Codelco. The company has reserves of 117 billion pounds and annual production of nearly 4 billion pounds, 8% of the global supply of copper. In December 2012, Freeport McMoRan announced a deal to buy McMoRan Exploration Company and Plains Exploration & Production for a combined $10 billion. The deal was a big surprise to us and the market, and the stock underperformed as a result.

Petrofac (average weight 1.36%) is a high quality oil and gas-focused engineering, procurement and construction company with a strong reputation as a primary contractor able to execute large capital projects in a range of competencies from upstream to downstream facilities. The stock underperformed as a dearth of project awards in the increasingly competitive onshore markets led to questions around near-term revenues and margins.

Kia Motors Corp (average weight 0.79%) is the second largest auto manufacturer in Korea with a 35% domestic market share. With an aggressive model refreshment cycle, increasing modularization, low inventory and high capacity utilization, the stock performed well into the middle of 2012, but then was hit with an onslaught of negative surprises, from crippling labor strikes, inventory shortages, and more recently, the weakening yen. We sold the position as we believed the risks began to outweigh the positives.

Summary

We believe the Alpine Global Dynamic Dividend Fund has been reinvigorated in order to best pursue its primary objective: to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth

Tax Relief Reconciliation Act of 2003, with a secondary focus on long-term growth of capital. We have shifted to a team-based structure that incorporates both top-down and bottom-up stock picking. The investment team includes experienced Alpine portfolio managers and research analysts who provide analysis and recommendations on stocks within the sectors they cover. We, along with our CEO, CIO and Senior Investment Risk Strategist, comprise a committee that provides strategic oversight to the Fund and monitors sector and regional exposures, as well as quantitative and qualitative risk factors.

We believe dividend-paying stocks may be an attractive asset class for three reasons. The first is that we are in a historically low yield environment. The second is that dividend-paying stocks have the potential for great risk/reward, and may offer the potential for less volatility than other equity investments. The third is that bonds offer fixed rates, therefore tending to do poorly in inflationary environments, and dividends have historically grown at a faster rate than inflation.

We are pleased with the structure of our portfolio, and will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications.

Sincerely,

Brian Hennessey
Joshua E. Duitz

Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

A portion of the Fund’s distribution may be comprised of return of capital or short-term or long-term capital gains. To the extent that the distribution is from a source other than net investment income, a 19a-1 notice will be provided and is available on our website.

Semi-Annual Report (Unaudited) | April 30, 2013	5

Manager Commentary
April 30, 2013 (Unaudited)

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid. These instruments may disproportionately increase losses, and have a potentially large impact on Fund performance. Diversification does not assure a profit or protect against loss in a declining market.

Fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

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Manager Commentary
April 30, 2013 (Unaudited)

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small- or medium-capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Average Weight refers to the average weight of the holding in the portfolio during the reporting period.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The MSCI All Country World Index Gross USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2013	7

Manager Commentary
April 30, 2013 (Unaudited)

PERFORMANCE(1) As of April 30, 2013 (unaudited)
	Ending Value as of 4/30/13	6 Months(2)	1 Year	3 Years	5 Years	Since Inception(1)(3)
Alpine Global Dynamic Dividend Fund | NAV(4)	$5.37	11.19%	10.92%	3.68%	-7.45%	-3.85%
Alpine Global Dynamic Dividend Fund | Market Price	$4.84	-10.75%	-7.43%	-13.45%	-11.70%	-5.99%
S&P 500® Index		14.42%	16.89%	12.80%	5.21%	5.71%
MSCI All Country World (Ex-Japan) Index Gross USD		12.45%	15.14%	9.58%	2.30%	5.31%
MSCI All Country World Index Gross USD		13.72%	15.60%	9.22%	2.01%	4.81%

(1)	Performance information calculated after consideration of dividend and distribution reinvestment including returns of capital, if any.
(2)	Not annualized.
(3)	Commenced operations on July 26, 2006. IPO price of $20 used in calculating performance information for market price.
(4)	Performance at NAV includes fees and expenses.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

The S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The MSCI All Country World (Ex-Japan) Index Gross USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding Japan. Source: MSCI.

The MSCI All Country World Index Gross USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

PORTFOLIO DISTRIBUTIONS* (unaudited)

TOP 10 HOLDINGS* (unaudited)

Vodafone Group PLC-ADR	2.0%	United Kingdom
Apple, Inc.	2.0%	United States
Accenture PLC-Class A	1.9%	Ireland
QUALCOMM, Inc.	1.8%	United States
Amcor, Ltd.	1.8%	Australia
Nestle SA	1.7%	Switzerland
Novartis AG-ADR	1.7%	Switzerland
Corrections Corp. of America	1.7%	United States
Canadian Pacific Railway, Ltd.	1.6%	Canada
Wolseley PLC	1.6%	United Kingdom
Top 10 Holdings	17.8%

TOP 5 COUNTRIES* (unaudited)

United States	44.2%
United Kingdom	10.5%
Switzerland	6.9%
Brazil	5.2%
Japan	3.2%

*	The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 04/30/13 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

8

Manager Commentary
April 30, 2013 (Unaudited)

REGIONAL ALLOCATION** As of April 30, 2013

**	As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2013 (unaudited)

Semi-Annual Report (Unaudited) | April 30, 2013	9

Schedule of Portfolio Investments
April 30, 2013 (Unaudited)

	Security
Shares	Description	Value

COMMON STOCKS-95.9%
Aerospace & Defense-0.7%
17,000	European Aeronautic Defence and Space Co. NV	$897,877
Airlines-1.3%
33,505	Japan Airlines Co., Ltd. (a)	1,697,848

Auto Components-1.4%
43,168	Cooper Tire & Rubber Co.	1,074,452
34,000	Gentex Corp.	765,000
		1,839,452
Beverages-2.0%
64,200	Diageo PLC	1,958,600
81,723	Grupo Modelo SAB de CV-Series C	743,175
		2,701,775
Capital Markets-1.2%
39,000	Daiwa Securities Group, Inc.	345,253
127,500	Och-Ziff Capital Management Group, LLC-Class A	1,308,150
		1,653,403
Chemicals-2.7%
78,500	Clariant AG (b)	1,148,204
28,000	Croda International PLC	1,077,776
90,000	Kemira OYJ	1,361,859
		3,587,839
Commercial Banks-7.1%
136,003	Aozora Bank, Ltd.	425,511
94,500	Bangkok Bank PCL	727,666
27,500	Hana Financial Group, Inc.	878,961
216,000	Malayan Banking BHD	682,965
50,000	Mitsubishi UFJ Financial Group, Inc.	340,052
21,000	PNC Financial Services Group, Inc.	1,425,480
742,904	PT Bank Rakyat Indonesia Persero Tbk	718,262
97,000	Sberbank of Russia-ADR	1,247,420
60,000	Standard Chartered PLC	1,507,060
7,000	Sumitomo Mitsui Financial Group, Inc.	330,666
35,500	Wells Fargo & Co.	1,348,290
		9,632,333
Commercial Services & Supplies-2.9%
63,000	Corrections Corp. of America	2,280,600
128,000	RR Donnelley & Sons Co.	1,575,680
		3,856,280
Communications Equipment-2.7%
62,500	Cisco Systems, Inc.	1,307,500
39,100	QUALCOMM, Inc.	2,409,342
		3,716,842

	Security
Shares	Description	Value

Computers & Peripherals-2.0%
6,000	Apple, Inc.	$2,656,500

Construction & Engineering-0.9%
25,500	Vinci SA	1,227,767

Containers & Packaging-1.8%
231,100	Amcor, Ltd.	2,369,460

Diversified Consumer Services-1.3%
96,814	Anhanguera Educacional Participacoes SA	1,741,999

Diversified Financial Services-1.8%
79,500	Bank of America Corp.	978,645
30,500	Citigroup, Inc.	1,423,130
		2,401,775
Diversified Telecommunication Services-1.1%
28,500	Verizon Communications, Inc.	1,536,435

Electric Utilities-1.6%
198,500	EDP - Energias do Brasil SA	1,217,341
10,500	ITC Holdings Corp.	968,310
		2,185,651
Energy Equipment & Services-3.2%
64,000	Petrofac, Ltd.	1,342,094
77,000	Petroleum Geo-Services ASA	1,126,992
87,500	Subsea 7 SA	1,884,592
		4,353,678
Food & Staples Retailing-2.3%
12,300	Costco Wholesale Corp.	1,333,689
35,500	Walgreen Co.	1,757,605
		3,091,294
Food Products-2.7%
12,524,900	Daqing Dairy Holdings, Ltd. (b)(c)(d)	16,140
42,000	Mondelez International, Inc.-Class A	1,320,900
32,500	Nestle SA	2,320,929
		3,657,969
Health Care Equipment & Supplies-1.3%
26,500	Covidien PLC	1,691,760

Health Care Providers & Services-2.7%
36,500	HCA Holdings, Inc.	1,455,985
13,800	McKesson Corp.	1,460,316
12,000	UnitedHealth Group, Inc.	719,160
		3,635,461
Hotels, Restaurants & Leisure-1.0%
24,593	Las Vegas Sands Corp.	1,383,356

The accompanying notes are an integral part of these financial statements.

10

Schedule of Portfolio Investments
April 30, 2013 (Unaudited)

	Security
Shares	Description	Value

Household Durables-1.0%
49,500	Electrolux AB-Series B	1,401,509

Household Products-2.2%
14,500	Colgate-Palmolive Co.	1,731,445
13,500	Energizer Holdings, Inc.	1,303,965
		3,035,410
Insurance-3.5%
194,000	BB Seguridade Participacoes SA (b)	1,653,230
1,845	Muenchener Rueckversicherungs AG	368,961
30,500	Validus Holdings, Ltd.	1,177,605
5,700	Zurich Insurance Group AG (b)	1,591,439
		4,791,235
IT Services-3.3%
31,057	Accenture PLC-Class A	2,529,282
9,700	International Business Machines Corp.	1,964,638
		4,493,920
Life Sciences Tools & Services-0.6%
9,500	Thermo Fisher Scientific, Inc.	766,460

Machinery-1.3%
10,000	GEA Group AG	338,259
16,000	Snap-On, Inc.	1,379,200
		1,717,459
Media-3.8%
148,600	British Sky Broadcasting Group PLC	1,948,186
49,500	Comcast Corp.-Class A	2,044,350
19,000	The Walt Disney Co.	1,193,960
		5,186,496
Multi-Utilities-1.1%
50,500	CMS Energy Corp.	1,511,970

Oil, Gas & Consumable Fuels-4.3%
18,159	Cenovus Energy, Inc.	543,680
12,500	Enbridge, Inc.	595,000
40,000	HollyFrontier Corp.	1,978,000
27,000	Statoil ASA	658,788
37,500	The Williams Cos., Inc.	1,429,875
13,000	Total SA	655,196
		5,860,539
Pharmaceuticals-4.9%
31,000	Novartis AG-ADR	2,286,560
36,500	Pfizer, Inc.	1,061,055
8,000	Roche Holding AG	1,999,570
24,500	Sanofi- ADR	1,307,075
		6,654,260

	Security
Shares	Description	Value

Real Estate Investment Trusts-5.2%
122,000	American Homes 4 Rent (b)(d)(e)	$2,068,815
16,000	American Tower Corp.	1,343,840
6,000	Cofinimmo	722,611
1	Silver Bay Realty Trust Corp.	14
101,906	Two Harbors Investment Corp.	1,220,834
85,220	Westfield Group	1,029,249
170,299	Westfield Retail Trust	582,612
		6,967,975
Real Estate Management & Development-2.7%
36,112	Altisource Residential Corp. (b)	686,128
73,000	BR Malls Participacoes SA	866,550
57,948	Cheung Kong Holdings, Ltd.	873,684
140,609	Wharf Holdings, Ltd.	1,256,578
		3,682,940
Road & Rail-3.7%
300,000	All America Latina Logistica SA	1,527,927
17,318	Canadian Pacific Railway, Ltd.	2,158,169
15,000	East Japan Railway Co.	1,264,810
		4,950,906
Semiconductors & Semiconductor Equipment-2.4%
58,000	Avago Technologies, Ltd.	1,853,680
59,000	Intel Corp.	1,413,050
		3,266,730
Specialty Retail-1.1%
77,500	American Eagle Outfitters, Inc.	1,507,375

Textiles, Apparel & Luxury Goods-1.5%
34,704	Coach, Inc.	2,042,677

Tobacco-1.2%
30,000	British American Tobacco PLC	1,661,774

Trading Companies & Distributors-1.5%
42,373	Wolseley PLC	2,095,054

Transportation Infrastructure-1.8%
14,000	Koninklijke Vopak NV	775,473
238,000	TAV Havalimanlari Holding AS	1,679,375
		2,454,848
Water Utilities-1.1%
36,000	American Water Works Co., Inc.	1,507,680

Wireless Telecommunication Services-2.0%
87,000	Vodafone Group PLC-ADR	2,661,330

TOTAL COMMON STOCKS (Cost $120,443,432)		129,735,301

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2013	11

Schedule of Portfolio Investments
April 30, 2013 (Unaudited)

	Security
Shares	Description	Value

EQUITY-LINKED STRUCTURED NOTES-0.7%
Machinery-0.1%
6,519	SKF AB-B Shares-Merrill Lynch & Co., Inc.	$151,683

Wireless Telecommunication Services-0.6%
23,000	Tele2 AB-B Shares-Merrill Lynch & Co., Inc.	394,273
25,371	Tele2 AB-B Shares-Merrill Lynch & Co., Inc.	434,917
		829,190

TOTAL EQUITY-LINKED STRUCTURED NOTES (Cost $984,226)		980,873

Principal
Amount

CONVERTIBLE BONDS (0.0%) (f)
Consumer Discretionary (0.0%)
154,733	PDG Realty SA Empreendimentos e Participacoes-Series 8, 0.000%, 9/19/16 (Brazilian Real) (g)	34,415

TOTAL CONVERTIBLE BONDS (Cost $55,510)		34,415

TOTAL INVESTMENTS (Cost $121,483,168)—96.6%		130,750,589

OTHER ASSETS IN EXCESS OF LIABILITIES—3.4%		4,561,439

TOTAL NET ASSETS 100.0%		$135,312,028

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security is available to serve as collateral on the outstanding loans.
(b)	Non-income producing security.
(c)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.0% of the Fund’s net assets.
(d)	Illiquid security.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2013, securities restricted under Rule 144A had a total value of $2,068,815 which comprised 1.5% of the Fund’s net assets.
(f)	Less than 0.05% of Net Assets.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of the report date.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Anonim Sirketi is the Turkish term for joint stock company.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

BHD - Malaysian equivalent to incorporated.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ - Osakeyhtio is the Finnish equivalent of a limited company.

PCL - Public Company Limited

PLC - Public Limited Company SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities
April 30, 2013 (Unaudited)

ASSETS

Investments, at value(1)	$130,750,589
Foreign currency, at value(2)	536,770
Receivable for investment securities sold	8,089,268
Dividends receivable	2,438,398
Prepaid and other assets	13,469
Total Assets	141,828,494

LIABILITIES

Loan payable (Note 6)	491,729
Interest on loan payable	15
Payable for investment securities purchased	5,590,627
Payable for distributions to shareholders	12,133
Unrealized depreciation on forward currency contracts	215,672
Accrued expenses and other liabilities:
Investment advisory fees	109,190
Administrative fees	1,356
Compliance fees	7,009
Other	88,735
Total Liabilities	6,516,466
Net Assets	$135,312,028

NET ASSETS REPRESENTED BY

Paid-in-capital	$468,169,827
Undistributed net investment income	516,753
Accumulated net realized loss on investments and foreign currency transactions	(342,384,587)
Net unrealized appreciation on investments and foreign currency translations	9,010,035
Net Assets	$135,312,028
Net asset value
Net assets	$135,312,028
Shares of beneficial interest issued and outstanding	25,206,164
Net asset value per share	$5.37
(1) Total cost of investments	$121,483,168
(2) Cost of foreign currencies	$537,416

Semi-Annual Report (Unaudited) | April 30, 2013	13

Statement of Operations
For the Six Months Ended April 30, 2013 (Unaudited)

INVESTMENT INCOME

Dividends	$6,728,563
Less: Foreign taxes withheld	(192,532)
Total Income	6,536,031

EXPENSES

Investment advisory fee (Note 4)	643,456
Audit and tax fees	55,938
Legal fees	45,756
Printing and mailing fees	45,292
Trustee fees	37,649
Interest on loan (Note 6)	13,166
Administration fee (Note 4)	13,085
NYSE fees	12,191
Compliance fees	8,041
Accounting and custody fees	5,361
Insurance fees	3,164
Miscellaneous fees	28,591
Total Expenses	911,690
Net Investment Income	5,624,341

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on:
Investments	7,452,108
Foreign currency transactions	(13,092)
Net realized gain (loss) on investments and foreign currency	7,439,016
Change in net unrealized appreciation/depreciation on:
Investments	698,916
Foreign currency translations	(216,386)
Change in net unrealized appreciation/depreciation of investments and foreign currency	482,530
Net gain on investments and foreign currency	7,921,546
Increase in Net Assets from Operations	$13,545,887

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2013 (unaudited)	For the Year Ended October 31, 2012
OPERATIONS

Net investment income	$5,624,341	$17,666,638
Net realized gain (loss) on:
Investments	7,452,108	(17,454,884)
Foreign currency transactions	(13,092)	59,494
Change in net unrealized appreciation/(depreciation) from:
Investments	698,916	4,089,036
Foreign currency translations	(216,386)	(145,747)
Increase in net assets resulting from operations	13,545,887	4,214,537

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 5)

From net investment income	(7,579,912)	(18,114,314)
Net decrease in net assets from distributions to shareholders	(7,579,912)	(18,114,314)

CAPITAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends	98,104	317,531
Increase in net assets from capital share transactions	98,104	317,531
Total increase (decrease) in net assets	6,064,079	(13,582,246)
Net Assets
Beginning of period	129,247,949	142,830,195
End of period*	$135,312,028	$129,247,949

TRANSACTIONS IN CAPITAL SHARES

Common shares outstanding - beginning of period	25,187,257	25,129,318
Common shares issued as reinvestment of dividends	18,907	57,939
Common shares outstanding - end of period	25,206,164	25,187,257

*Including undistributed net investment income of:	$516,753	$2,472,324

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2013	15

Financial Highlights

	For the Six Months Ended April 30, 2013 (Unaudited)		For the Year Ended October 31, 2012	For the Year Ended October 31, 2011		For the Year Ended October 31, 2010		For the Year Ended October 31, 2009		For the Year Ended October 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$5.13		$5.68	$6.74		$6.99		$7.74		$23.40
Income (loss) from investment operations:
Net investment income	0.22		0.70	0.69		0.88		1.67		2.44
Net realized and unrealized gain (loss)	0.32		(0.53)	(0.89)		0.05		(0.86)		(14.59)
Total from investment operations	0.54		0.17	(0.20)		0.93		0.81		(12.15)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.30)		(0.72)	(0.86)		(1.18)		(1.56)		(2.04)
Net realized gains on investments	—		—	—		—		—		(1.47)
Total distributions	(0.30)		(0.72)	(0.86)		(1.18)		(1.56)		(3.51)
Net asset value per share, end of period	$5.37		$5.13	$5.68		$6.74		$6.99		$7.74
Per share market value, end of period	$4.84		$5.76	$6.02		$6.84		$9.22		$8.79

Total return based on:
Net Asset Value(1)	11.19	%(3)	2.98%	(4.49)%		11.62%		12.13%		(59.29)%
Market Value(1)	(10.75	)%(3)	9.10%	(0.25)%		(14.12)%		30.23%		(55.01)%

RATIOS/SUPPLEMENTAL DATA

Net Assets at end of period (000)	$135,312		$129,248	$142,830		$168,189		$172,915		$187,613
Ratio of total expenses to average net assets(5)	1.42	%(2)	1.39%	1.39%		1.55%		1.54%		1.40%
Ratio of net investment income to average net assets	8.74	%(2)	13.13%	10.19%		12.96%		25.51%		15.30%
Portfolio turnover rate	145	%(3)	233%	299	%(4)	408	%(4)	650	%(4)	301%

Borrowing at End of Period
Aggregate Amount Outstanding (000)	$492		$1,840	$8,256		$4,826		$12,090		N/A
Asset Coverage Per $1,000	$276,176		$71,247	$18,300		$35,851		$15,302		N/A

(1)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(2)	Annualized.
(3)	Not annualized.
(4)	Portfolio turnover rate does not reflect total return swap transactions.
(5)	Ratio of total expenses to average net assets excluding interest expense was 1.40% for the six months ended April 30, 2013, and 1.38%, 1.35%, 1.49%, 1.51% and 1.32% for the years ended October 31, 2012, 2011, 2010, 2009, and 2008 respectively.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements
April 30, 2013 (Unaudited)

1. ORGANIZATION:

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware Statutory Trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Board of Trustees authorized an unlimited number of shares with no par value. The Fund has an investment objective to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated below, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE, the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report (Unaudited) | April 30, 2013	17

Notes to Financial Statements
April 30, 2013 (Unaudited)

Level 1 -	Quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2013:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Consumer Discretionary	$15,102,864	$—	$—	$15,102,864
Consumer Staples	14,132,082	—	16,140	14,148,222
Energy	10,214,218	—	—	10,214,218
Financials	28,613,780	727,666	2,068,815	31,410,261
Health Care	12,747,941	—	—	12,747,941
Industrials	16,617,438	—	—	16,617,438
Information Technology	14,133,992	—	—	14,133,992
Materials	5,957,299	—	—	5,957,299
Telecommunication Services	4,197,765	—	—	4,197,765
Utilities	5,205,301	—	—	5,205,301
Equity-Linked Structured Notes	—	980,873	—	980,873
Convertible Bonds	—	34,415	—	34,415
Total	$126,922,680	$1,742,954	$2,084,955	$130,750,589

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	$—	$(215,672)	$—	$(215,672)

*	For detailed industry descriptions, see accompanying Schedule of Porfolio Investments.

For the period ended April 30, 2013, there were no transfers between Level 1, Level 2 and Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of October 31, 2012	$265,041
Realized gain (loss)	—
Change in unrealized appreciation/depreciation*	(10,086)
Purchases	1,830,000
Sales	—
Transfers in to Level 3 **	—
Transfers out of Level 3**	—
Balance as of April 30, 2013	$2,084,955
Change in net unrealized depreciation on Level 3 holdings held at period end	$(10,086)

*	Statement of Operations Location: Change in net unrealized appreciation/depreciation on investments.
**	The Fund recognizes transfers as of the beginning of the year.

18

Notes to Financial Statements
April 30, 2013 (Unaudited)

The following table shows the valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 investment, as of April 30, 2013:

Asset	Fair Value at 4/30/13	Valuation Technique (s)	Significant Unobservable Input(s)	Range of Values	Weighted Average	Relationship Between Fair Value and Input: If Input Value Increases Then:
Common Stocks	$2,068,815*	Discount on last transaction	Liquidity Discount	5%	5%	Fair Value would Decrease

*	Represents a single security, as of April 30, 2013. As a result, the range of values and weighted average for each unobservable input refer to a single value.

The significant unobservable input used in the fair value measurement of common stocks is the liquidity discount. Other market indicators are also considered. Changes in any of those inputs would result in lower or higher fair value measurement.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Federal and Other Income Taxes: It is the Fund’s policy to comply with Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income or state tax provision is required. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file refund claims for foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue. As of April 30, 2013, open Federal and New York tax years include the tax years ended October 31, 2009 through 2012.

Reclassification: GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Distributions to Shareholders: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified or eliminated by the Board of Trustees from time to time. If any monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date, and are determined in accordance with income tax regulations, which may differ from GAAP.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statement of Operations:

Semi-Annual Report (Unaudited) | April 30, 2013	19

Notes to Financial Statements
April 30, 2013 (Unaudited)

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests.

These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Equity-Linked Structured Notes: The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund held the following currency contracts as of April 30, 2013:

Description	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Loss
Contracts Sold:
Swiss		5,000,000
Franc	06/19/13	CHF	$5,295,208	$5,379,989	$(84,781)
British		3,000,000
Pound	06/19/13	GBP	4,530,909	4,658,629	(127,720)
Japanese		260,000,000
Yen	07/30/13	JPY	2,665,231	2,668,402	(3,171)
				$12,707,020	$(215,672)

During the six months ended April 30, 2013, the Fund entered into three forward currency contracts and recorded a net change in unrealized depreciation of $(215,672).

Derivative Instruments and Hedging Activities: The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the six months ended April 30, 2013. The first table provides additional detail about the amounts and sources of unrealized appreciation/depreciation on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain and the change in unrealized appreciation/depreciation resulting from the Fund’s derivatives and hedging activities during the period.

The effect of derivative instruments on the Statements of Assets and Liabilities as of April 30, 2013:

Derivatives	Statement of Assets and Liabilities Location	Unrealized Depreciation
Foreign Exchange Risk	Unrealized depreciation on forward currency contracts	$(215,672)

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2013:

20

Notes to Financial Statements
April 30, 2013 (Unaudited)

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Unrealized Depreciation
Foreign Exchange Risk	Change in unrealized appreciation/depreciation on foreign currency translations	$—	$(215,672)

3. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2013 are as follows:

Purchases	Sales
$187,688,796	$192,326,279

The Fund did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2013.

4. INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration Agreement with the Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total net assets exceeding $5 billion, computed daily and payable monthly.

5. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2012 was as follows:

Distributions paid from:
Ordinary Income	$18,114,314
Total	$18,114,314

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2012, the effects of certain differences were reclassified. The Fund decreased undistributed net investment income by $59,614 and increased accumulated net realized loss by $72,354, and decreased paid in capital by $12,740. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2012, the Fund had available for tax purposes unused capital loss carryovers of $189,780,740, expiring in October 31, 2016, unused capital loss carryovers of $106,545,299, expiring October 31, 2017, and unused capital loss carryovers of $34,184,369, expiring October 31, 2018.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”), post- enactment capital losses that are carried forward will retain their character as either short-term or long- term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre- enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2012 with no expiration are as follows:

Short Term	Long Term
$17,856,114	$—

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,605,071
Accumulated Capital Loss	(348,366,522)
Unrealized Appreciation	6,937,677
Total	$(338,823,774)

As of April 30, 2013, net unrealized appreciation/(depreciation) of investments based, excluding foreign currency, on Federal tax costs was as follows:

Gross appreciation on investments
(excess of value over tax cost)	$16,102,960
Gross depreciation on investments
(excess of tax cost over value)	(6,835,539)
Net unrealized appreciation	9,267,421
Cost of investments for income tax purposes	$121,483,168

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

Semi-Annual Report (Unaudited) | April 30, 2013	21

Notes to Financial Statements
April 30, 2013 (Unaudited)

6. LINE OF CREDIT:

On December 1, 2010 the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides for secured, uncommitted lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally the Fund is permitted to borrow up to 10% of the total assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On April 30, 2013, the amount available for investment purposes was $13,691,121. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the six months ended April 30, 2013, the average borrowing by the Fund was $2,363,866 with an average rate on borrowings of 1.11%. Interest expense related to the loan for the six months ended April 30, 2013 was $13,166. At April 30, 2013 the outstanding loan for the Fund was $491,729. The line of credit outstanding as of April 30, 2013 approximates fair value and would be categorized at Level 2.

7. RECENT ACCOUNTING PRONOUNCEMENT:

On December 16, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. ASU 2011-11 amends FASB Accounting Standards Codification Topic 210, specifically requiring an entity to disclose information about offsetting and related arrangements and the effect those arrangements have on the financial position. ASU 2011-11 is effective in annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

8. SUBSEQUENT EVENTS:

Distributions: The Fund paid a distribution of $756,185 or $0.03 per common share on May 31, 2013 to common shareholders of record on May 23, 2013.

The Fund will also pay a distribution of $0.03 per common share payable on June 28, 2013 to common shareholders of record on June 21, 2013.

22

Additional Information
April 30, 2013 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV,

Semi-Annual Report (Unaudited) | April 30, 2013	23

Additional Information
April 30, 2013 (Unaudited)

participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1(800)617.7616.

Approval of Investment Management Agreement

In the weeks leading up to the Meeting of the Board of Trustees on March 12-13, 2013, the Independent Trustees reviewed materials (“15(c) Materials”) provided by the Adviser relating to the Advisory Contracts. The 15(c) Materials responded to information requested by the Independent Trustees, through independent legal counsel, which the Trustees discussed with the Adviser at the meeting. In reviewing the Agreement, the Independent Trustees considered various factors, including among other things (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreement reflect these economies of scale.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds, the 15(c) Materials provided at and prior to the meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreement, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of the Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s Senior Management, including those individuals responsible for the investment, operations and compliance with respect to the Funds’ investments, and the responsibilities of the investment, operations and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon all the materials provided throughout the year, including the 15(c) Materials, and their knowledge of the business of the Adviser formed through meetings with Portfolio Managers among others, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. The Chief Financial Officer directed the Trustees to the summary of the Morningstar Report and noted the performance and expense highlights of the Funds. In assessing the quality of the portfolio management, the Independent Trustees were able to compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds and specifically to address the bottom quartile performance of certain of the Funds for the three and five years ended December 31, 2012, including, depending on the Fund, changes to the portfolio management team, increased investment in analytical, investment and research tools for portfolio management and enhancements to the risk management process. The Independent Trustees noted that the performance of certain of these Funds had recently improved, but acknowledged that they will continue to closely monitor these Funds for further improvement. The Independent Trustees also reviewed a summary of certain Fund expenses against those of peer and category groups. For certain of the Funds, they noted that higher expenses relative to peer and category groups were due to the small size of a Fund or its decline in assets. In other instances, the net expenses exceeded the peer group and category medians largely due to an advisory fee higher than the category median. The Independent Trustees considered the use of Adviser assets to potentially benefit shareholders over time through the hiring of additional analysts, operations and compliance staff over the past five years, enhancements to portfolio management and research teams and provision of additional risk and analytic tools for portfolio management. The Independent Trustees concluded on balance that the fees to the Adviser were fair and equitable.

The Independent Trustees also considered the profitability of the advisory arrangements with the Adviser. The Independent Trustees

24

Additional Information
April 30, 2013 (Unaudited)

were provided with data on the Funds’ profitability generally and on the profitability of each Fund. The Independent Trustees also examined the expense limitation agreement in place and any other expense subsidization undertaken by the Adviser, as well as each Funds’ brokerage and commissions, commission sharing agreement and the open-end Funds’ payments to intermediaries whose customers invest in the Funds. After discussion and analysis, the Independent Trustees concluded that the profitability was in no instance such as to render any advisory fee excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their Counsel, including, among others, expense information, organization charts and advisory fee breakpoints. Further, the Independent Trustees had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, those benefits are not so significant as to render the Adviser’s fees excessive.

On the basis of their ongoing discussions with Management and their analysis of information provided prior to and at the meeting, the Independent Trustees determined that the nature of the Funds and their operations, particularly the open-end Funds, is such that economies of scale may be realized as the Funds grow in size.

The Independent Trustees approved the continuance of the Funds’ Agreement with Adviser after weighing the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser had and was taking appropriate steps to address performance issues affecting certain Funds. As to the Adviser’s fees, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable. Accordingly, the Trustees, including a majority of the Independent Trustees, agreed to approve the continuation of the Agreement for one year.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2012, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	20.36%
Qualified Dividend Income	61.27%

SHAREHOLDER MEETING

On May 21, 2013 the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two Trustees to the Board of Trustees of the Fund and to conduct other business. The results of the proposals below reflect the percentage of shares voted at the meeting and are as follows:

Proposal 1: To elect Messrs. James A. Jacobson and H. Guy Leibler as Trustees to the Board of Trustees for a term of three years to expire at the 2016 Annual Meeting or until his successor has been duly elected and qualified.

James A. Jacobson
For	92.15%
Withheld	7.85%

H. Guy Leibler
For	92.15%
Withheld	7.85%

Proposal 2: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	88.25%
Against	9.42%
Abstain	2.34%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report (Unaudited) | April 30, 2013	25

Investor	1-800-617-7616
Information	www.alpinefunds.com

Investment Adviser

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Administrator &
Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171

Independent registered
public accounting firm

Deloitte & Touche LLP
500 College Road East
Princeton, NJ 08540

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Ave.

New York, NY 10019

INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2. Code of Ethics

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 1, 2013